UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2021

Date of reporting year:  August 31, 2021

Item 1. Report to Stockholders.

(a)	[Insert full text of annual report here]

Principal Street High Income Municipal Fund

Institutional Class Shares — GSTAX
Investor Class Shares — GSTEX

Annual Report

https://principalstreetfunds.com	August 31, 2021

(This Page Intentionally Left Blank.)

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Dear Investor,

We are pleased to present you with our Principal Street High Income Municipal Fund (share classes GSTAX/ GSTEX) annual shareholder report for the period ended August 31, 2021 (hereafter: the reporting period). The Fund delivered on its main goals of providing high levels of tax-exempt income and positive total return during the reporting period, amidst some intriguing market conditions in general, and a major change to the management of the portfolio itself.

The touchstone issue that impacted the municipal bond market during the reporting period has been the continuation of the COVID virus and its effect on the economy, the United States Federal, State and local governments across the country.

MARKET UPDATE

COVID Continues, But Stimulus Is From The Government And It’s Here to Help

Thinking back to September 2020 (the start of the reporting period), the COVID response from the U.S. Federal Government (and many governments around the globe) was essentially to provide stimulus aimed at replacing or supplementing what some projected to be significant loss of economic activity-driven revenue at the individual, corporate and state and local government levels.  Specific to the municipal bond market, programs such as the Municipal Liquidity Facility (which stood ready to provide short-term direct lending to potential municipal borrowers) had been conjured up and put in place to stave off the potential crippling lack of tax revenue that was forecast to befall state and local governments due to the quarantines and lock downs with which much of the country was dealing.

However, those dire projections of revenue shortfall – generally coming from state and local governments – stood at odds with many municipal market experts’ analysis of the ultimate default risk as a result of lock downs, when reconciled with the reality that state and local governments generally had amassed strong balance sheets and full coffers since the 2008 financial crisis.

Such cognitive dissonance notwithstanding, ultimately stimulus – and a lot of it - was made available.  It is interesting to note that only two state or local governments (out of tens of thousands across the country) took advantage of the aforementioned Municipal Liquidity Facility – the state of Illinois, and the New York Metropolitan Transit Authority.  Perhaps the hue and cry was disproportionate to the actual need after all.

The trouble with the government deciding to turn on the stimulus spigot is that eventually the taxpayers will have to pay for it.  Fortunately for the municipal bond market, perpetuation of Federal and state income taxes and a dearth of comparable (after-tax) yield elsewhere conspired to keep yield-hungry investors focused on tax-exempt municipal bonds for the majority of the reporting period.  This strong demand either kept pace with, or was stronger than, supply of new deals in the municipal bond market across the reporting period.  Against this favorable comparative and technical backdrop, municipal bonds performed well, even though absolute yields remained low.

As the election came and (eventually) went, the results led municipal bond investors to believe that taxes would increase, and that a trillion dollar plus infrastructure bill would be an early priority of the Biden Administration and a Democrat-controlled Congress.

Once it became clear that the rumors of the U.S. economy’s demise were perhaps over-exaggerated, and that Americans were still willing to consume goods and services, it was only a matter of time before the market became concerned about when inflation (and the concomitant higher interest rates) would rear its head.  But, as the reporting period ended, the municipal bond market was heading into Labor Day 2021 with a generally strong group of potential borrowers and an investor base that was eager to continue lending to them.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

PORTFOLIO UPDATE

A New Manager, Assets Under Management Grow

In late January 2021, Troy Willis, CIO Municipal Bond Strategies, Principal Street Partners – took over as lead portfolio manager and has continued to work closely with Joe Gulli.  Tim Pynchon was no longer managing the Fund as of May 25, 2021.

At the end of the current reporting period, the Fund had assets under management of about $301.9 million, up considerably from $202.0 million as of August 31, 2020 and our Annual letter last year. This growth has allowed us to improve diversification and liquidity to the portfolio, while still offering a compelling absolute and relative amount of tax-free income.  The Fund is currently invested in about 146 positions, spread across twenty different sectors.  Our investment process seeks a balance between the kind of credit worthiness that delivers high income and strategies designed to promote buoyancy during periods of market volatility.

Performance solid over the reporting period and the Distribution Yield Remained Strong

From the start of the reporting period through the end of 2020, The Fund’s performance generally kept pace with the municipal bond market overall.

During the fourth quarter of 2020 and the first quarter of 2021, a few of the troubled projects continued to show some credit weakness and were marked down.  We noted that performance from March 1, 2021 through the end of the reporting period was considerably stronger on a relative basis, signaling strength in the majority of the positions in the portfolio overall.

As of August 31, 2021, for the current reporting period, GSTAX returned 7.49% and paid a 5.55% dividend, while GSTEX returned 6.82% and paid a 5.01% dividend.  The dividend remains the highest in the Municipal High Yield peer group and well above the peer group average of approximately 3%.

Annualized Rates of Return as of August 31, 2021

	1-Year	1-Year	Fund
	August 31,	December 31,	Inception(1) thru
	2021	2020	August 31, 2021
Institutional Class (GSTAX)(1)	7.49%	-4.57%	4.59%
Investor Class (GSTEX)(2)	6.82%	-4.54%	4.21%
Bloomberg High Yield Municipal Bond Index(3)	12.17%	4.89%	7.32%
Morningstar High Yield Municipal Bond Fund Category	9.16%	2.91%	5.23%

(1)	Inception date for the Institutional Class (Fund Inception) was September 15, 2017.
(2)
Inception date for the Investor Class was March 23, 2020. Performance for the Investor Class prior to the inception of the class is based on the performance of the Institutional Class, adjusted for the higher expenses applicable to the Investor Class.

(3)	Formerly known as the Bloomberg Barclays High Yield Municipal Bond Index. One cannot invest directly in an Index.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-877-914-7343. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Below is expense information for the Principal Street High Income Municipal Fund as disclosed in the Fund’s most recent prospectus dated December 28, 2020.

The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least December 29, 2021.

Institutional Class	Gross Expenses: 0.80%; Net Expenses: 0.74%.
Investor Class	Gross Expenses: 1.32%; Net Expenses: 1.23%.

Throughout the reporting period, we were able to continue to deliver a compelling level of tax-free income to shareholders, in keeping with the primary objective of the Fund.  Simply, this is a high-income fund, and it will continue to be managed as such.  We feel this not only delivers a specific value to shareholders, but is increasingly rare, even within the peer group.

LOOKING AHEAD

While the challenges presented by the COVID virus and its impact on the economy are likely to persist for some time, we believe the municipal bond market is well positioned to continue to persevere.  Indeed, for every potential challenge, we see a potential opportunity.  For example, the potential for higher rates, itself not a guarantee (and not worth attempting to predict or time), presents the potential for reducing pressure on distribution rates that is caused by investing in the current low-rate environment of today.  While an increase in supply without the demand to absorb it presents the potential for pressure on prices, the potential for higher taxes, as a means to help pay for COVID stimulus or new legislation, might represent that corresponding increase in demand.

The Fund is more liquid, diverse, less concentrated, and better positioned we think than it was at the beginning of the reporting period.  We continue to strive to improve on those and other important aspects of the portfolio, with our focus locked onto doing everything we can to deliver the kind of experience that shareholders of the Fund expect.

Sincerely,

Troy Willis and
Joseph Gulli

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Must be preceded or accompanied by a prospectus.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

The Principal Street High Income Municipal Fund’s primary investment objective is to provide current income exempt from regular federal income tax. Income may be subject to state or local tax.

The Bloomberg High Yield Municipal Bond Index covers the high yield portion of the USD-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. One cannot invest directly in an Index.

The Morningstar High Yield Municipal Bond Fund Category represents an average of all the funds in the Morningstar High Yield Municipal Bond Fund Category.

High-yield fixed income securities or “junk bonds” are fixed-income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Distributions are not guaranteed and a company’s future ability to make distributions may be limited.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investments in larger companies are subject to the risk that they are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. ETNs are subject to the credit risk of the issuer. Fixed-income securities may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund.

Principal Street Partners, LLC is the Investment Adviser to the Principal Street High Income Municipal Fund, which is distributed by Quasar Distributors, LLC.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-877-914-7343. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of August 31, 2021

	1-Year	3-Year	Since Inception(1)
Institutional Class	7.49%	2.94%	4.59%
Investor Class	6.82%	2.61%	4.21%
Bloomberg High Yield Municipal Bond Index(2)	12.17%	7.54%	7.32%

(1)
Period since the Fund’s inception. The Institutional Class and Investor Class commenced operations on September 15, 2017 and March 23, 2020, respectively. Performance for the Investor Class prior to the inception of the Investor Class is based on the performance of the Institutional Class, adjusted for the higher expenses applicable to the Investor Class.

(2)
The Bloomberg High Yield Municipal Bond Index (formerly known as the Bloomberg Barclays High Yield Municipal Bond Index) covers the high yield portion of the USD-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. One cannot invest directly in an Index.

The following is expense information for the Principal Street High Income Municipal Fund as disclosed in the Fund’s most recent prospectus dated December 28, 2020:

Institutional Class	Gross Expenses: 0.80%; Net Expenses: 0.74%.
Investor Class	Gross Expenses: 1.32%; Net Expenses: 1.23%.

Principal Street Partners, LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding certain expenses such as Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions and other transactional expenses, acquired fund fees and expenses, or

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

extraordinary expenses) do not exceed 0.73% of the Fund’s average daily net assets. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expense Limitation Agreement is indefinite but cannot be terminated through at least December 29, 2021. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Allocation of Portfolio(1) (Unaudited)
As of August 31, 2021
(% of Net Assets)

Top Ten Holdings(1) (Unaudited)
As of August 31, 2021
(% of Net Assets)

Wisconsin Public Finance Authority, Series A-1, 7.375%, 1/1/2050	4.2%
Angelina & Neches River Authority, 7.500%, 12/1/2045	3.3%
Falmouth City Solid Waste Disposal Facilities Revenue, 8.500%, 6/1/2040	3.3%
Wisconsin Public Finance Authority, Series A, 7.050%, 9/1/2046	3.2%
Port Beaumont Navigation District, 8.000%, 2/1/2039	2.9%
Atoka Industrial Development Authority, 8.000%, 8/1/2039	2.7%
West Virginia Economic Development Authority, 7.625%, 12/1/2040	2.4%
Hilltop Lodge Cooperative Corp., 12.000%, 9/1/2021	2.2%
Children’s Trust Fund, 0.000%, 5/15/2054	2.2%
Wisconsin Public Finance Authority, 5.750%, 5/1/2054	2.0%

(1)	Fund holdings and allocations are subject to change at any time and are not recommendations to buy or sell any security.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Expense Example (Unaudited)
August 31, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, interest expense, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 – August 31, 2021).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(03/01/2021)	(08/31/2021)	(03/01/2021 to 08/31/2021)
Institutional Actual(2)(3)	$1,000.00	$1,062.00	$3.85
Institutional Hypothetical(4) (5% return before expenses)	$1,000.00	$1,021.48	$3.77

(1)
Expenses for the Institutional Class are equal to the annualized expense ratio for the most recent six-month period of 0.74%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual Institutional Class return for the six-month period ended August 31, 2021 of 6.20%.
(3)	Excluding interest expense, the actual expenses would be $3.79.
(4)	Excluding interest expense, the hypothetical expenses would be $3.72.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Expense Example (Unaudited) – Continued
August 31, 2021

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(5)
	(03/01/2021)	(08/31/2021)	(03/01/2021 to 08/31/2021)
Investor Actual(6)(7)	$1,000.00	$1,059.10	$6.44
Investor Hypothetical(8) (5% return before expenses)	$1,000.00	$1,018.95	$6.31

(5)
Expenses for the Investor Class are equal to the annualized expense ratio for the most recent six-month period of 1.24%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(6)	Based on the actual Investor Class return for the six-month period ended August 31, 2021 of 5.91%.
(7)	Excluding interest expense, the actual expenses would be $6.38.
(8)	Excluding interest expense, the hypothetical expenses would be $6.26.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments
August 31, 2021

Description	Par	Value
MUNICIPAL BONDS — 95.3%

Arizona — 1.9%
Arizona Industrial Development Authority, Series A
(Obligor: Legacy Cares, Inc.)
7.750%, 07/01/2050	$1,600,000	$1,928,580
6.000%, 07/01/2051	540,000	599,800
Arizona Industrial Development Authority, Series C
(Obligor: Legacy Cares, Inc.)
6.750%, 07/01/2030	2,000,000	2,357,479
La Paz County Industrial Development Authority
(Obligor: Imperial Valley Gateway Center)
7.000%, 12/01/2040	1,535,000	954,508
		5,840,367
California — 3.2%
California Pollution Control Financing Authority
(Obligor: CalPlant I) (a)
7.000%, 07/01/2022 (b)	1,000,000	650,000
7.500%, 07/01/2032	5,065,000	4,744,346
8.000%, 07/01/2039 (b)	3,845,000	2,499,250
7.500%, 12/01/2039 (b)	2,500,000	762,500
Independent Cities Finance Authority
4.000%, 06/01/2046	900,000	1,043,519
		9,699,615
Colorado — 8.8%
Banning Lewis Ranch Metropolitan District No. 8
4.875%, 12/01/2051	2,500,000	2,503,317
Bradley Heights Metropolitan District No. 2, Series A
4.750%, 12/01/2051	1,500,000	1,501,955
Canyon Pines Metropolitan District, Series A-1
5.250%, 12/01/2051	2,000,000	2,006,402
Cascade Ridge Metropolitan District
5.000%, 12/01/2051	1,000,000	1,009,404
Cielo Metropolitan District
5.250%, 12/01/2050	1,000,000	1,057,926
Cottonwood Hollow Residential Metropolitan District
5.000%, 12/01/2051	2,000,000	2,008,385
Horizon Metropolitan District No. 2
4.500%, 12/01/2051	1,175,000	1,199,323
Legato Community Authority, Series A-1
5.000%, 12/01/2046	1,000,000	1,090,567

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2021

Description	Par	Value
MUNICIPAL BONDS — 95.3% (Continued)

Colorado — 8.8% (Continued)
Legato Community Authority, Series B
8.250%, 12/15/2051	$2,000,000	$2,015,574
Loretto Heights Community Authority
4.875%, 12/01/2051	2,000,000	2,074,444
Pueblo Urban Renewal Authority, Series A
4.750%, 12/01/2045	1,000,000	1,150,701
Reunion Metropolitan District, Series A
3.625%, 12/01/2044	1,750,000	1,753,452
Sheridan Station West Metropolitan District
6.000%, 12/01/2047 (b)	1,200,000	1,258,109
Siena Lake Metropolitan District
4.000%, 12/01/2051	3,800,000	3,810,328
South Maryland Creek Ranch Metropolitan District, Series A
5.625%, 12/01/2047	1,125,000	1,214,295
Waters’ Edge Metropolitan District No. 2
5.000%, 12/01/2051	1,000,000	1,008,438
		26,662,620
Florida — 5.3%
Capital Trust Agency
(Obligor: Voans SW Florida Healthcare) (b)
10.000%, 04/30/2022	4,250,000	3,400,000
Capital Trust Agency, Series A
(Obligor: Tuscan Gardens of Palm Coast Obligated Group) (b)
6.500%, 10/01/2032	1,090,000	567,186
6.750%, 10/01/2037	1,290,000	671,040
7.000%, 10/01/2040	1,525,000	793,204
7.000%, 10/01/2049	1,700,000	884,101
(Obligor: Tallahassee NHHI) (b)
7.000%, 12/01/2045	150,000	48,000
7.125%, 12/01/2050	2,000,000	640,000
(Obligor: Tapestry Senior Housing Walden) (b)
7.000%, 07/01/2052	2,500,000	762,500
Florida Development Finance Corp.
(Obligor: Virgin Trains USA) (a)
7.375%, 01/01/2049	3,000,000	3,298,563
Highlands County Health Facilities Authority
(Obligor: Trousdale Foundation Obligation Group) (b)
6.250%, 04/01/2049	2,500,000	1,274,265

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2021

Description	Par	Value
MUNICIPAL BONDS — 95.3% (Continued)

Florida — 5.3% (Continued)
Lake County Florida, Series A1
(Obligor: Village Veranda at Lady Lake Obligated Group)
7.125%, 01/01/2052 (b)	$2,700,000	$2,560,607
Miami-Dade Seaport Revenue, Series A-1
4.000%, 10/01/2045 (a)	1,000,000	1,162,500
		16,061,966
Idaho — 1.8%
Idaho State Board of Correction
5.500%, 08/01/2029	5,300,723	5,260,247

Illinois — 1.0%
Illinois Finance Authority, Series B
(Obligor: 2017 IAVF Windy City Obligated Group) (b)
5.500%, 12/01/2052	1,330,000	13
(Obligor: Blue Island) (b)
5.800%, 12/01/2053	1,220,000	12
(Obligor: Roosevelt University)
6.125%, 04/01/2058	2,500,000	3,049,736
		3,049,761
Indiana — 3.0%
Goshen Housing Revenue, Series A
(Obligor: Green Oaks of Goshen LLC)
5.000%, 08/01/2041	2,500,000	2,496,763
Indiana Finance Authority
(Obligor: RES Polyflow Indiana) (a)
7.000%, 03/01/2039	5,560,000	5,391,329
Indiana Finance Authority, Series A
(Obligor: Seven Oaks Classical School)
5.000%, 06/01/2041	420,000	469,420
5.000%, 06/01/2051	700,000	770,248
		9,127,760
Iowa — 0.9%
Iowa Finance Authority
(Obligor: Lifespace Communities)
4.000%, 05/15/2046	2,500,000	2,803,482

Kentucky — 3.3%
City of Falmouth Solid Waste Disposal Facilities Revenue
(Obligor: Texas Bluegrass Biofuels, LLC)
8.500%, 06/01/2040	8,875,000	9,897,890

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2021

Description	Par	Value
MUNICIPAL BONDS — 95.3% (Continued)

Louisiana — 1.7%
Louisiana Local Government Environmental Facilities
& Community Development Authority
4.000%, 11/01/2046	$1,000,000	$1,110,864
Louisiana Public Facilities Authority, Series A
(Obligor: Grambling High Foundation)
5.000%, 06/01/2041	1,000,000	1,102,931
5.250%, 06/01/2051	1,000,000	1,108,535
5.250%, 06/01/2060	1,500,000	1,651,296
		4,973,626
Massachusetts — 0.7%
Massachusetts Development Finance Agency
(Obligor: Ascentria Care Alliance)
5.000%, 07/01/2051	2,000,000	2,226,808

Michigan — 0.5%
Michigan Finance Authority
(Obligor: Aquinas College)
5.000%, 05/01/2046	1,435,000	1,572,329

Mississippi — 1.8%
Tunica County
6.000%, 10/01/2040	4,150,000	4,432,852
Mississippi Development Bank
3.625%, 11/01/2036	1,000,000	1,001,901
		5,434,753
Missouri — 0.6%
Kansas City Industrial Development Authority, Series B (a)
5.000%, 03/01/2055	1,390,000	1,689,732

New York — 4.1%
Monroe County Industrial Development Corp., Series A
(Obligor: University of Rochester)
4.000%, 07/01/2050	3,175,000	3,713,954
New York Counties Tobacco Trust IV
0.000%, 06/01/2060 (c)	50,000,000	3,411,960
New York Transportation Development Corp.
(Obligor: American Airlines) (a)
3.000%, 08/01/2031	500,000	543,344
Tender Option Bond Trust Receipts, Series 2021
(SIFMA Municipal Swap Index +3 basis points)
12.217%, 03/01/2047 (f)	2,000,000	3,357,508

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2021

Description	Par	Value
MUNICIPAL BONDS — 95.3% (Continued)

New York — 4.1% (Continued)
Ulster County Capital Resource Corp.
(Obligor: Woodland Pond)
5.250%, 09/15/2047	$550,000	$558,221
5.250%, 09/15/2053	695,000	703,220
		12,288,207
Ohio — 1.0%
Southern Ohio Port Authority, Series A
(Obligor: PureCycle Ohio) (a)
7.000%, 12/01/2042	2,600,000	3,028,063

Oklahoma — 3.0%
Atoka Industrial Development Authority
(Obligor: Gladieux Metals Recycling) (a)
8.000%, 08/01/2039	7,200,000	8,258,853
Atoka Industrial Development Authority, Series A
(Obligor: Gladieux Metals Recycling)
8.000%, 08/01/2039	750,000	860,297
		9,119,150
Oregon — 1.6%
Oregon Business Development Commission, Series 248-A
(Obligor: Red Rock Biofuels) (a) (b)
6.500%, 04/01/2031	6,050,000	1,300,750
Oregon Business Development Commission, Series 248-D
(Obligor: Red Rock Biofuels) (a) (b)
6.500%, 04/01/2031	12,500,000	2,687,500
Oregon Business Development Commission, Series 248-G
0.000%, 04/01/2037 (a) (c) (e)	3,200,000	688,354
		4,676,604
Pennsylvania — 2.7%
Pennsylvania Economic Development Financing Authority, Series A
(Obligor: Consol Energy) (a) (e)
9.000%, 04/01/2051	4,000,000	4,957,450
(Obligor: Tapestry Moon) (b)
6.500%, 12/01/2038	2,950,000	1,740,500
6.750%, 12/01/2053	2,650,000	1,563,500
		8,261,450

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2021

Description	Par	Value
MUNICIPAL BONDS — 95.3% (Continued)

Puerto Rico — 6.8%
Children’s Trust Fund
0.000%, 05/15/2057 (c)	$40,000,000	$2,650,812
Children’s Trust Fund, Series B
0.000%, 05/15/2057 (c)	120,000,000	6,530,808
Puerto Rico Highway & Transportation Authority, Series E
5.750%, 07/01/2024 (b)	75,000	40,031
Puerto Rico Highway & Transportation Authority, Series G
5.000%, 07/01/2028 (b)	125,000	66,719
5.000%, 07/01/2033 (b)	2,045,000	1,091,519
5.000%, 07/01/2042 (b)	2,305,000	1,230,294
Puerto Rico Highway & Transportation Authority, Series H
5.000%, 07/01/2022 (b)	50,000	26,687
5.000%, 07/01/2023 (b)	110,000	58,712
5.450%, 07/01/2035 (b)	235,000	125,431
Puerto Rico Highway & Transportation Authority, Series J
4.700%, 07/01/2022 (b)	85,000	45,369
4.800%, 07/01/2024 (b)	145,000	77,394
Puerto Rico Highway & Transportation Authority, Series K
4.300%, 04/15/2022 (b)	100,000	53,125
5.000%, 04/15/2022 (b)	260,000	138,125
5.000%, 07/01/2022 (b)	55,000	29,356
5.000%, 07/01/2030 (b)	2,270,000	1,211,613
Puerto Rico Highway & Transportation Authority, Series M
4.125%, 04/15/2022 (b)	130,000	69,063
4.250%, 07/01/2023 (b)	95,000	50,706
5.000%, 07/01/2025 (b)	355,000	189,481
5.000%, 07/01/2026 (b)	565,000	301,569
5.000%, 07/01/2027 (b)	215,000	114,756
5.000%, 07/01/2037 (b)	2,925,000	1,561,219
5.000%, 07/01/2046 (b)	4,735,000	2,527,306
Puerto Rico Highway & Transportation Authority, Series N
5.500%, 07/01/2022 (b)	85,000	45,369
5.500%, 07/01/2023 (b)	400,000	213,500
5.500%, 07/01/2024 (b)	4,000,000	2,135,000
		20,583,964
South Carolina — 4.1%
City of Hardeeville
4.000%, 05/01/2052	1,100,000	1,108,632

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2021

Description	Par	Value
MUNICIPAL BONDS — 95.3% (Continued)

South Carolina — 4.1% (Continued)
South Carolina Jobs-Economic Development Authority
(Obligor: Repower S. Berkeley) (a) (b)
6.000%, 02/01/2035	$1,000,000	$400,000
South Carolina Jobs-Economic Development Authority, Series A
(Obligor: Jasper Pellets) (a) (b)
7.000%, 11/01/2038	1,500,000	1,342,905
(Obligor: AAC East) (a)
7.000%, 05/01/2039	3,500,000	3,437,018
(Obligor: Last Step Recycling LLC) (a)
6.500%, 06/01/2051	2,000,000	2,101,376
(Obligor: Greenville Renewable Energy Obligations)
4.000%, 06/01/2046	500,000	536,639
4.000%, 06/01/2056	1,000,000	1,063,136
(Obligor: CR River Park)
7.750%, 10/01/2057	2,200,000	2,249,267
		12,238,973
Tennessee — 1.7%
Metropolitan Government Nashville & Davidson County
Health & Educational Facilities Board, Series B
(Obligor: Trevecca Nazerene University)
4.000%, 10/01/2051	1,215,000	1,355,084
Metropolitan Government Nashville & Davidson County
Health & Educational Facilities Board, Series B-1
(Obligor: Trousdale Foundation Obligation Group) (b)
7.500%, 04/01/2049	1,140,000	456,000
Shelby County Health Educational &
Housing Facilities Board, Series A
(Obligor: Luke Obligated Group)
5.750%, 10/01/2059	3,000,000	3,223,060
		5,034,144
Texas — 16.7%
Angelina & Neches River Authority
7.500%, 12/01/2045	9,900,000	10,083,032
Brazoria County Industrial Development Corp.
(Obligor: Gladieux Metals Recycling) (a)
9.000%, 03/01/2039	4,500,000	5,301,041
Brazoria County Industrial Development Corp., Series A
(Obligor: Gladieux Metals Recycling) (a)
9.000%, 03/01/2039	3,500,000	4,123,032

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2021

Description	Par	Value
MUNICIPAL BONDS — 95.3% (Continued)

Texas — 16.7% (Continued)
Brazoria County Industrial Development Corp., Series B
(Obligor: Gladieux Metals Recycling) (a)
7.000%, 03/01/2039	$2,750,000	$3,021,068
8.500%, 03/01/2039	700,000	720,637
Calhoun County Navigation Industrial
Development Authority, Series A
(Obligor: Max Midstream Texas LLC)
3.625%, 07/01/2026 (a)	1,500,000	1,561,718
Calhoun County Navigation Industrial
Development Authority, Series B
(Obligor: Max Midstream Texas LLC)
6.500%, 07/01/2026	1,000,000	1,036,897
Houston Airport System Revenue, Series A
4.000%, 07/01/2046 (a)	3,000,000	3,519,760
Jefferson County Industrial Development Corp.
(Obligor: TRP Crude Marketing)
7.750%, 04/01/2039	1,000,000	1,044,050
Kountze Economic Development Corp.
(Obligor: Allegiant Industrial)
15.000%, 11/01/2027	3,550,000	3,554,743
Port Beaumont Navigation District
(Obligor: Allegiant Industrial Park) (a)
8.000%, 02/01/2039	7,780,000	8,628,575
Tarrant County Cultural Education Facilities Finance Corp.
(Obligor: Buckingham Senior Living Community) (b)
5.750%, 11/15/2037	2,275,000	1,296,750
Tarrant County Cultural Education
Facilities Finance Corp., Series A
(Obligor: MRC Senior Living Fort Worth)
6.750%, 11/15/2051	5,000,000	5,948,207
Tarrant County Cultural Education
Facilities Finance Corp., Series B
(Obligor: CC Young Memorial Home) (b)
6.375%, 02/15/2041	550,000	385,000
Woodloch Health Facilities Development Corp., Series A1
(Obligor: Senior Care Living VII) (b)
6.750%, 12/01/2051	375,000	262,500
		50,487,010

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2021

Description	Par	Value
MUNICIPAL BONDS — 95.3% (Continued)

Utah — 3.5%
Military Installation Development Authority, Series A-1
4.000%, 06/01/2041	$1,000,000	$1,050,287
4.000%, 06/01/2052	1,500,000	1,557,229
Military Installation Development Authority, Series A-2
4.000%, 06/01/2041	1,000,000	1,040,993
4.000%, 06/01/2052	3,000,000	3,089,056
Red Bridge Public Infrastructure District No. 1, Series 1-A
4.375%, 02/01/2051	1,000,000	1,052,271
Utah Charter School Finance Authority, Series A
(Obligor: Rockwell Charter High School)
5.375%, 07/15/2042	905,000	915,056
5.500%, 07/15/2047	1,460,000	1,476,221
Utah Charter School Finance Authority, Series B
(Obligor: Rockwell Charter High School)
6.625%, 07/15/2047	300,000	303,331
		10,484,444
Washington — 0.3%
Washington State Convention Center
Public Facilities District, Series B
3.000%, 07/01/2048	1,000,000	1,032,899

West Virginia — 2.8%
West Virginia Economic Development Authority
(Obligor: Entsorga West Virginia) (a) (b)
8.750%, 02/01/2036	1,000,000	1,066,865
(Obligor: Empire Trimodol Terminal)
7.625%, 12/01/2040	7,000,000	7,302,727
		8,369,592
Wisconsin — 12.5%
Wisconsin Health & Educational Facilities Authority, Series C
(Obligor: Chiara Communities, Inc.)
7.000%, 07/01/2043	505,000	502,696
7.500%, 07/01/2053	1,000,000	1,000,015
Wisconsin Public Finance Authority
(Obligor: Cedars Obligated Group)
5.750%, 05/01/2054	5,850,000	6,073,241
(Obligor: Sky Harbour Cap Obligations Group) (a)
4.000%, 07/01/2041	1,000,000	1,022,724
4.250%, 07/01/2054	500,000	512,455

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2021

Description	Par	Value
MUNICIPAL BONDS — 95.3% (Continued)

Wisconsin — 12.5% (Continued)
Wisconsin Public Finance Authority, Series A
(Obligor: Alabama Proton Therapy Center)
6.850%, 10/01/2047	$400,000	$412,629
(Obligor: Austin FBO LLC) (a)
7.050%, 09/01/2046	9,250,000	9,626,192
(Obligor: Explore Academy)
6.125%, 02/01/2048	1,550,000	1,717,690
(Obligor: Mclemore Resort Manager)
4.500%, 06/01/2056	1,000,000	1,015,695
Wisconsin Public Finance Authority, Series A-1
(Obligor: Trinity Regional Hospital)
7.375%, 01/01/2050	12,425,000	12,610,136
Wisconsin Public Finance Authority, Series B
(Obligor: Million Air Two Obligated Group) (a) (b)
7.125%, 06/01/2041	2,980,000	3,196,332
		37,689,805
Total Municipal Bonds
(Cost $296,900,864)		287,595,261

CORPORATE BONDS — 4.0%
Hilltop Lodge Cooperative Corp.
12.000%, 09/01/2021 (d)	6,594,000	6,594,000
12.000%, 09/01/2021 (d)	5,546,912	5,546,912
Total Corporate Bonds
(Cost $12,140,912)		12,140,912

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Schedule of Investments – Continued
August 31, 2021

Description	Shares	Value
SHORT-TERM INVESTMENT — 1.3%
Dreyfus AMT-Free Tax Exempt Cash Management,
Institutional Class, 0.01%^
Total Short-Term Investment
(Cost $3,834,658)	3,835,041	$3,834,658
Total Investments — 100.6%
(Cost $312,876,434)		303,570,831
Other Assets & Liabilities, Net — (0.6)%		(1,713,044)
Total Net Assets — 100.0%		$301,857,787

(a)	Security subject to the Alternative Minimum Tax (“AMT”). As of August 31, 2021, the total value of securities subject to the AMT was $91,244,232 or 30.2% of net assets.
(b)	Security in default at August 31, 2021.
(c)	Zero coupon bonds make no periodic interest payments, but can be issued at deep discounts from par value.
(d)
Security is considered illiquid and is categorized in Level 2 of the fair value hierarchy. These Level 2 illiquid securities have a total fair value of $12,140,912, which represents 4.0% of total net assets. See Notes 2 and 3 in Notes to the Financial Statements.

(e)	Step-up bond; the interest rate shown is the rate in effect as of August 31, 2021.
(f)
Inverse floating rate security. The interest rate on this security moves in the opposite direction of its reference interest rate. Reference interest rates are typically based on a negative multiplier and may be subject to a cap or floor.

^	The rate shown is the annualized seven day effective yield as of August 31, 2021.

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Statement of Assets and Liabilities
August 31, 2021

ASSETS:
Investments, at value (Cost: $312,876,434)	$303,570,831
Receivable for investment securities sold	1,310,800
Interest receivable	5,880,382
Receivable for capital shares sold	2,942,733
Prepaid expenses & other assets	37,254
Total Assets	313,742,000

LIABILITIES:
Payable for investment securities purchased	10,620,830
Payable for capital shares redeemed	854,922
Payable to investment adviser	125,108
Payable for distributions to shareholders	92,084
Payable for fund administration & accounting fees	91,067
Payable for transfer agent fees & expenses	28,777
Accrued distribution fees	16,660
Payable for custody fees	6,688
Payable for compliance fees	4,175
Payable for interest expense	3,327
Accrued expenses	40,575
Total Liabilities	11,884,213

NET ASSETS	$301,857,787

NET ASSETS CONSIST OF:
Paid-in capital	$315,606,446
Total accumulated loss	(13,748,659)
Net Assets	$301,857,787

Institutional Class:
Net Assets	$289,437,943
Shares issued and outstanding(1)	31,231,684
Net asset value, redemption price, and offering price per share	$9.27

Investor Class:
Net Assets	$12,419,844
Shares issued and outstanding(1)	1,333,175
Net asset value, redemption price, and offering price per share	$9.32

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Statement of Operations
For the Year Ended August 31, 2021

INVESTMENT INCOME:
Interest income	$14,823,447
Total investment income	14,823,447

EXPENSES:
Investment adviser fees (See Note 4)	1,267,543
Fund administration & accounting fees (See Note 4)	245,663
Transfer agent fees & expenses (See Note 4)	83,715
Federal & state registration fees	64,520
Legal fees	28,648
Custody fees (See Note 4)	25,407
Audit fees	23,924
Distribution and shareholder servicing fees – Investor Class (See Note 5)	23,736
Trustee fees	16,439
Compliance fees (See Note 4)	12,672
Postage & printing fees	8,662
Insurance expense	2,838
Other expenses	5,285
Total expense before interest expense and waiver	1,809,052
Interest expense (See Note 9)	8,947
Total expenses before waiver	1,817,999
Less: waiver from investment adviser (See Note 4)	(102,942)
Net expenses	1,715,057

NET INVESTMENT INCOME	13,108,390

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments	(2,511,721)
Net change in unrealized appreciation/depreciation on investments	6,559,478
Net realized and unrealized gain on investments	4,047,757

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,156,147

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
OPERATIONS:
Net investment income	$13,108,390	$10,847,905
Net realized loss on investments	(2,511,721)	(2,790,579)
Net change in unrealized appreciation/
depreciation on investments	6,559,478	(19,250,055)
Net increase (decrease) in net assets resulting from operations	17,156,147	(11,192,729)

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	173,000,344	121,550,137
Proceeds from reinvestment of distributions	11,685,801	9,661,454
Payments for shares redeemed	(101,147,824)	(63,218,835)
Net increase in net assets resulting from
Institutional Class transactions	83,538,321	67,992,756

Investor Class(1):
Proceeds from shares sold	14,151,358	277,509
Proceeds from reinvestment of distributions	71,412	63
Payments for shares redeemed	(2,341,503)	—
Net increase in net assets resulting from
Investor Class transactions	11,881,267	277,572
Net increase in net assets from capital share transactions	95,419,588	68,270,328

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(12,534,159)	(10,693,107)
Investor Class(1)	(225,140)	(796)
Total distributions to shareholders	(12,759,299)	(10,693,903)

TOTAL INCREASE IN NET ASSETS	99,816,436	46,383,696

NET ASSETS:
Beginning of year	202,041,351	155,657,655
End of year	$301,857,787	$202,041,351

(1)	Inception date of the Investor Class was March 23, 2020.

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class
				For the Period
				Inception(1)
	Year Ended	Year Ended	Year Ended	through
	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$9.12	$10.36	$10.34	$10.00

Investment operations:
Net investment income	0.51	0.60	0.60	0.58
Net realized and unrealized
gain (loss) on investments	0.15	(1.24)	0.22	0.34
Total from investment operations	0.66	(0.64)	0.82	0.92

Less distributions from:
Net investment income	(0.51)	(0.56)	(0.60)	(0.58)
Net realized gains	—	(0.04)	(0.20)	—
Total distributions	(0.51)	(0.60)	(0.80)	(0.58)
Net asset value, end of period	$9.27	$9.12	$10.36	$10.34

TOTAL RETURN(2)	7.49%	-6.34%	8.36%	9.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$289,438	$201,763	$155,658	$79,861
Ratio of expenses to average net assets:
Before expense waiver(3)	0.78%	0.80%	0.83%	1.01%
After expense waiver(3)	0.73%	0.74%	0.74%	0.74%
Ratio of expenses excluding interest
expense to average net assets:
Before expense waiver(3)	0.77%	0.79%	0.82%	1.00%
After expense waiver(3)	0.73%	0.73%	0.73%	0.73%
Ratio of net investment income
to average net assets:
After expense waiver(3)	5.70%	6.28%	5.82%	6.09%
Portfolio turnover rate(2)(4)	64%	41%	33%	54%

(1)	Inception date of the Fund was September 15, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

Investor Class
		For the Period
		Inception(1)
	Year Ended	through
	August 31,	August 31,
	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$9.18	$8.66

Investment operations:
Net investment income	0.48	0.22
Net realized and unrealized gain on investments	0.13	0.51 (5)
Total from investment operations	0.61	0.73

Less distributions from:
Net investment income	(0.47)	(0.21)
Net realized gains	—	—
Total distributions	(0.47)	(0.21)
Net asset value, end of period	$9.32	$9.18

TOTAL RETURN(2)	6.82%	8.56%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$12,420	$278
Ratio of expenses to average net assets:
Before expense waiver(3)	1.28%	1.32%
After expense waiver(3)	1.24%	1.23%
Ratio of expenses excluding interest expense to average net assets:
Before expense waiver(3)	1.27%	1.32%
After expense waiver(3)	1.23%	1.23%
Ratio of net investment income to average net assets:
After expense waiver(3)	5.20%	6.21%
Portfolio turnover rate(2)(4)	64%	41%

(1)	Inception date of the Investor Class was March 23, 2020.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover disclosed is for the Fund as a whole.
(5)
The realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the period.

See Notes to the Financial Statements

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements
August 31, 2021

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Principal Street High Income Municipal Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. Prior to October 15, 2019, the Fund was known as the Green Square High Income Municipal Fund. The investment objective of the Fund is to provide current income exempt from regular federal income tax.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund currently offers two classes of shares for purchase. The Institutional Class commenced operations on September 15, 2017, and the Investor Class commenced operations on March 23, 2020. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single share class. The Investor Class shares are subject to a 0.50% Rule 12b-1 distribution and servicing fee. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended August 31, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended August 31, 2021, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended August 31, 2018.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund will declare daily and pay monthly distributions of net investment income. The Fund will also distribute net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2021

in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended August 31, 2021, there were no reclassifications needed.

Allocation of Expenses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Fund 12b-1 fees are expensed at annual rate of 0.50% of average daily net assets of the Investor Class shares (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At August 31, 2021, the Fund had investments in illiquid securities with a total value of $12,140,912 or 4.0% of total net assets. Information concerning illiquid securities is as follows:

Security	Par	Dates Acquired	Cost Basis
Hilltop Lodge Cooperative Corp.
12.000%, 09/01/2021	$6,594,000	February 2020	$6,594,000
Hilltop Lodge Cooperative Corp.
12.000%, 09/01/2021	$5,546,912	March 2020	$5,546,912

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2021

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities – Municipal and corporate bonds are valued on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuer, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in the Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2021:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$12,140,912	$—	$12,140,912
Municipal Bonds	—	287,595,261	—	287,595,261
Short-Term Investment	3,834,658	—	—	3,834,658
Total Investments in Securities*	$3,834,658	$299,736,173	$—	$303,570,831

*	Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.55% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses in order to ensure that Total Annual Fund Operating Expenses (excluding certain expenses such as Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions and other transactional expenses, acquired fund fees and expenses, or extraordinary expenses) for the Fund do not exceed 0.73% of the Fund’s average daily net assets.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2021

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred and at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
September 2021 – August 2022	$ 89,831
September 2022 – August 2023	$ 97,749
September 2023 – August 2024	$102,942

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended August 31, 2021 are disclosed in the Statement of Operations.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.50% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the year ended August 31, 2021, the Fund’s Investor Class incurred expenses of $23,736 pursuant to the Plan.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2021

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2021	August 31, 2020
Institutional Class:
Shares sold	18,890,343	12,681,519
Shares issued to holders in reinvestment of distributions	1,280,694	1,010,726
Shares redeemed	(11,061,063)	(6,590,147)
Net increase in Institutional Class shares	9,109,974	7,102,098

Investor Class:(1)
Shares sold	1,551,255	30,358
Shares issued to holders in reinvestment of distributions	7,709	7
Shares redeemed	(256,154)	—
Net increase in Investor Class shares	1,302,810	30,365
Net increase in capital shares	10,412,784	7,132,463

(1)	Inception date of the Investor Class was March 23, 2020.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended August 31, 2021, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$ —	$ —	$251,563,952	$146,750,410

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2021, were as follows:

Aggregate	Aggregate	Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Depreciation	Tax Cost
$14,715,914	$(24,880,577)	$(10,164,663)	$313,735,494

Any difference between book-basis and tax-basis unrealized appreciation (depreciation) would be attributable primarily to the tax deferral of losses on wash sales.

At August 31, 2021, components of distributable earnings on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Net	Accumulated
Income	Capital Gains	Losses	Depreciation	Loss
$1,252,672	$ —	$(4,836,668)	$(10,164,663)	$(13,748,659)

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2021

As of August 31, 2021, the Fund had a long-term capital loss carryover of $4,744,584. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended August 31, 2021, the Fund did not defer any qualified late year losses.

The tax character of distributions paid for the year ended August 31, 2021, were as follows:

Ordinary	Tax Exempt	Long Term
Income*	Income	Capital Gains	Total
$1,546,130	$11,213,169	$ —	$12,759,299

The tax character of distributions paid for the year ended August 31, 2020, were as follows:

Ordinary	Tax Exempt	Long Term
Income*	Income	Capital Gains	Total
$1,433,702	$9,086,965	$173,236	$10,693,903

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9.  LINE OF CREDIT

The Fund has established an unsecured line of credit (“LOC”) in the amount of $35,000,000, 15% of gross market value of the Fund, or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures unless renewed on July 22, 2022. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 3.25% as of, and during the year ended, August 31, 2021. The weighted average interest rate paid during the year on outstanding borrowings for the Fund was 3.25%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. For the year ended August 31, 2021, the Fund’s LOC activity was as follows:

		Amount			Date of
	Average	Outstanding as of	Interest	Maximum	Maximum
LOC Agent	Borrowings	August 31, 2021	Expense	Borrowing	Borrowing
U.S. Bank N.A.	$271,529	$ —	$8,947	$12,010,000	August 19, 2021

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2021, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of their customers, owned 38.08% and 31.06% of the outstanding shares of the Fund, respectively.

11.  RECENT REGULATORY UPDATE

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Notes to the Financial Statements – Continued
August 31, 2021

the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements, if any.

12.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depend on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

13.  SUBSEQUENT EVENT

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On September 3, 2021, the Fund filed a registration statement with the Securities and Exchange Commission to add a new share class, the A Class.  At this time the A Class is anticipated to be available for sale to shareholders by the end of November 2021.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Principal Street High Income Municipal Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Principal Street High Income Municipal Fund (the “Fund”), a series of Managed Portfolio Series, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 29, 2021

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited)
August 31, 2021

TRUSTEES & OFFICERS
Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years
Independent Trustees

Leonard M. Rush, CPA	Chairman,	Indefinite	33	Retired, Chief Financial	Independent
615 E. Michigan St.	Trustee	Term;		Officer, Robert W. Baird	Trustee,
Milwaukee, WI 53202	and Audit	Since		& Co. Incorporated	ETF Series
Year of Birth: 1946	Committee	April 2011		(2000-2011).	Solutions
	Chairman				(47 Portfolios)
(2012-Present);
Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013).

David A. Massart	Trustee	Indefinite	33	Co-Founder and Chief	Independent
615 E. Michigan St.		Term;		Investment Strategist,	Trustee,
Milwaukee, WI 53202		Since		Next Generation Wealth	ETF Series
Year of Birth: 1967		April 2011		Management, Inc.	Solutions
				(2005-Present).	(49 Portfolios)
(2012-Present).

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2021

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years
David M. Swanson	Trustee	Indefinite	33	Founder and Managing	Independent Trustee,
615 E. Michigan St.	and	Term;		Principal, SwanDog	ALPS Variable
Milwaukee, WI 53202	Nominating	Since		Strategic Marketing, LLC	Investment Trust
Year of Birth: 1957	&	April 2011		(2006-Present).	(7 Portfolios)
	Governance				(2006-Present);
	Committee				Independent
	Chairman				Trustee, RiverNorth
Opportunities
Closed-End Fund
(2015-Present);
Independent
Trustee, RiverNorth
Funds (3 Portfolios)
(2018-Present);
RiverNorth
Managed Duration
Municipal Income
Fund Inc. (1 Portfolio)
(2019-Present);
RiverNorth Specialty
Finance Corporation
(1 Portfolio)
(2018-Present);
RiverNorth/
DoubleLine Strategic
Opportunity Fund, Inc.
(1 Portfolio)
(2018-Present);
RiverNorth
Opportunities
Fund, Inc.
(1 Portfolio)
(2013-Present);
RiverNorth
Opportunistic
Municipal Income
Fund, Inc.
(1 Portfolio)
(2018-Present);
RiverNorth
Flexible Municipal
Income Fund
(2020-Present).

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2021

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years
Independent Trustees

Robert J. Kern	Trustee	Indefinite	33	Retired (July 2018-	None
615 E. Michigan St.		Term;		Present); Executive Vice
Milwaukee, WI 53202		Since		President, U.S. Bancorp
Year of Birth: 1958		January 2011		Fund Services, LLC
(1994-2018).

Officers

Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	and	Term;		Bancorp Fund Services,
Milwaukee, WI 53202	Principal	Since		LLC (2005-Present).
Year of Birth: 1973	Executive	November 2018
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	Since		LLC (2004-Present).
Year of Birth: 1966	Compliance	April 2013
Officer and
Anti-Money
Laundering
Officer

Benjamin Eirich	Treasurer,	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Principal	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Financial	Since		LLC (2008-Present).
Year of Birth: 1981	Officer and	August 2019
	Vice	(Treasurer);
	President	Since
November 2018
(Vice President)

Joseph Destache	Secretary	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		Since		LLC (2019-Present);
Year of Birth: 1991		March 2021		Regulatory Administration
Intern, U.S. Bancorp Fund
Services, LLC (2018-2019);
Law Student (2016-2019).

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2021

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years
Douglas Schafer	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and Vice	Since		LLC (2002-Present).
Year of Birth: 1970	President	May 2016
(Assistant
Treasurer);
Since
November 2018
(Vice President)

Michael J. Cyr II, CPA	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and Vice	Since		LLC (2013-Present).
Year of Birth: 1992	President	August 2019

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2021

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Principal Street Partners, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 23-24, 2021, the Trust’s Board of Trustees (“Board”), each of whom were present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Principal Street Partners, LLC (“Principal Street” or the “Adviser”) regarding the Principal Street High Income Municipal Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 6, 2021, the Trustees received and considered information from Principal Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Principal Street with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Principal Street; (3) the costs of the services provided and the profits realized by Principal Street, from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Principal Street resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon Principal Street’s presentation and information from Principal Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Investment Advisory Agreement, the Board concluded that the overall arrangements between the Trust and Principal Street as set forth in the Investment Advisory Agreement, as it relates to the Fund, continue to be fair and reasonable in light of the services that Principal Street performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Principal Street provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Principal Street on behalf of

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2021

the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with the Trust’s policies and procedures and with applicable securities laws.  The Trustees reviewed Principal Street’s audited financials, assets under management and capitalization. In that regard, the Trustees concluded that Principal Street had sufficient resources to support the management of the Fund. The Trustees noted that Principal Street manages a composite of separately managed accounts with investment objectives and investment strategies that are substantially similar to the Fund.  The Trustees also considered the experience of the portfolio managers that Principal Street utilizes in managing the Fund’s assets.  The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Principal Street provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Principal Street. In assessing the quality of the portfolio management delivered by Principal Street, the Trustees considered the performance since the inception of the Fund on both an absolute basis and in comparison to an appropriate benchmark index and the Fund’s respective peer funds according to Morningstar classifications. When comparing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the peer group. The Trustees noted that the Fund underperformed its peer group median and average over the year-to-date, one-year and three-year periods ended October 31, 2020.  The Trustees also noted that the Fund underperformed its benchmark index over the same periods. The Trustees considered that the Fund had achieved positive total returns since inception and in the three-month period ended January 31, 2021.

Cost of Advisory Services and Profitability.  The Trustees considered the management fee that the Fund pays to Principal Street under the Advisory Agreement.  They also considered Principal Street’s profitability analysis for services that Principal Street renders to the Fund.  In that regard, the Trustees noted that Principal Street waived a portion of its management fees during the 12 months ended September 30, 2020.  The Trustees noted that Principal Street manages separately managed accounts with investment strategies that are substantially similar to the Fund. The Trustees noted that the management fees charged to the separately managed accounts are equal to or greater than the management fee charged by Principal Street to the Fund. The Trustees also noted that Principal Street has contractually agreed, for a period of at least one year from the effective date of the Fund’s prospectus, to waive its management fees and reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus.  The Trustees determined that Principal Street’s service relationship with the Fund yielded a reasonable profit.

Comparative Fee and Expense Data. The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the Fund bears relative to those of funds in the same Morningstar peer group.  The Trustees noted that the Fund’s management fee was above the peer group median and average.  In connection with their review of the management fee, the Board considered the research-intensive nature of the Fund’s investment strategy, relative to other funds in the peer group.  The Trustees also considered that when the peer group was limited to similarly-sized funds, the management fee was equal to the peer group median and higher than the average. They also noted that the total contractual expenses of the Fund’s Institutional Class and Investor Class (after management fee waivers and fund expense reimbursements) were above the peer group median and average but below the peer group median and average when compared to similarly-sized funds. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Principal Street’s advisory fee is reasonable.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2021

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees took into account the fact that Principal Street had agreed to consider breakpoints in the future in response to asset growth in the Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and Fund asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by Principal Street from its relationship with the Fund. The Trustees noted that Principal Street does not use affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Principal Street may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Principal Street does not receive additional material benefits from its relationship with the Fund.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2021

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Principal Street High Income Municipal Fund (the “Fund”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Principal Street Partners, LLC (“Principal Street”) as the administrator of the Program (the “Program Administrator”). Personnel of Principal Street or its affiliates conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020 (the “Reporting Period”). No significant liquidity events impacting the Fund during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Principal Street manages and periodically reviews the Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. In the Report, Principal Street provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage the Fund’s liquidity risk and the Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Program Administrator oversaw the classification of each of the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Principal Street’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, the Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, the Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Funds did not effect redemptions in-kind during the Reporting Period pursuant to the Program. The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Additional Information (Unaudited) – Continued
August 31, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-877-914-7343.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-914-7343.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-877-914-7343, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2021, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2021 was 0.00% for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.00%.

PRINCIPAL STREET HIGH INCOME MUNICIPAL FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Principal Street Partners, LLC
6075 Poplar Avenue, Suite 221
Memphis, TN 38119

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-877-914-7343.

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the year covered by this report.

The Registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended August 31, 2021 and August 31, 2020, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2021	FYE 8/31/2020
(a) Audit Fees	$17,000	$16,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$4,000	$3,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 8/31/2021	FYE 8/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 8/31/2021	FYE 8/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed Herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    November 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    November 8, 2021

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    November 8, 2021